SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): July 6, 1998 (June 19,
1998)

SOVRAN ACQUISITION LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Charter)


         Maryland                       0-24071         16-1481551
(State or other jurisdiction of        (Commission     (I.R.S. Employer
incorporation or organization)         File Number)    Identification No.)



5166 Main Street
Williamsville, NY 14221
(Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (716) 633-1850

NOT APPLICABLE
(Former name or former address, if changed since last report)




















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

Item 2.  Acquisition or Disposition of Assets
Sovran Acquisition Limited Partnership (the "Operating Partnership") is the entity through which Sovran Self Storage, Inc. (the "Company") conducts substantially all of the Company's business and owns substantially all of the Company's assets. The Operating Partnership consummated during the period June 19, 1998, through July 2, 1998, the acquisition of 10 self-storage facilities (the "Acquired Facilities"). The 10 facilities totaling approximately 670,000 square feet are located in 2 states and were purchased for approximately $38 million.

The details of the 10 Acquired Properties are incorporated by reference from Item 2 of the Company's Form 8-K Current Report filed on July 6, 1998.

Item 7.  Financial Statements and Exhibits

                                                            Page


(a)  Financial Statements Applicable to Real Estate
     Properties Acquired

     The historical financial statements of the 10 facilities acquired by Sovran Acquisition Limited Partnership during the period June 19, 1998, through July 2, 1998, are incorporated by reference herein from Item 7 of Form 8-K Current Report of Sovran Self Storage, Inc. (the "Company") filed on July 6, 1998.

(b)  Pro Forma Financial Information

     *    Sovran Acquisition Limited Partnership Pro Forma
             Combined Financial Information                 4
     * Sovran Acquisition Limited Partnership Pro Forma Combined Balance Sheet as of March 31, 1998 5
     * Sovran Acquisition Limited Partnership Pro Forma Combined Statement of Operations For
             the three months ended March 31, 1998          6
     * Sovran Acquisition Limited Partnership Pro Forma Combined Statement of Operations For
             the Year ended December 31, 1997               7
     *    Sovran Acquisition Limited Partnership Notes
             to Pro Forma Combined Financial Statements     8


(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

     None

             Sovran Acquisition Limited Partnership
            Pro Forma Combined Financial Information


The following unaudited Pro Forma Combined Balance Sheet as of March 31, 1998 and unaudited Pro Forma Combined Statement of Operations for the three months ended March 31, 1998 and the year ended December 31, 1997, have been prepared to reflect the Operating Partnership's acquisition of self storage facilities and the adjustments described in the accompanying notes. The pro forma combined financial information is based on the historical financial statements of Sovran Self Storage, Inc. included in (i.) the Company's 10-Q for the three months ended March 31, 1998, (ii) the Company's 10-K for the year ended December 31, 1997, (iii) the historical summaries of combined gross revenue and direct operating expenses included in the Company's 8-K Report dated June 10, 1998 and 8-K/A Report dated April 17, 1998,
(iv) the other financial information in the Company's 1997 Annual Report to Shareholders and (v) the Operating Partnership's General Form for Registration of Securities Form 10, and should be read in conjunction with those financial statements and notes thereto. The Pro Forma Combined Balance Sheet was prepared as if the 22 facilities that were purchased after March 31, 1998, were acquired at that date. The Pro Forma Combined Statements of Operations were prepared as if the 44 self storage facilities acquired in 1997 and the 40 facilities acquired in 1998 were purchased at the beginning of 1997. The combined pro forma financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Operating Partnership's future financial position or results of operations.

                  Sovran Acquisition Limited Partnership
                     Pro Forma Combined Balance Sheet
                              March 31, 1998
                              (in thousands)
                                (unaudited)

                                        Pro Forma Adjustments
                          Sovran
                       Acquisition                               Sovran
                         Limited    Previously                  Acquisition
                       Partnership   Reported       Acquired     Limited
                       Historical  12 Facilities  10 Facilities Partnership
                        (Note 1)     (Note 2)      (Note 3)       Pro Forma
                       ----------------------------------------------------
Assets
  Investment in storage
    facilities, net     $ 376,792    $ 42,046       $ 38,000     $ 456,838
  Cash and cash
    equivalents             2,987           -              -         2,987
  Accounts receivable       1,204           5              8         1,217
  Prepaid expenses and
    other assets            3,484          19              -         3,503
                         -------------------------------------------------
     Total assets       $ 384,467    $ 42,070       $ 38,008     $ 464,545
                        ==================================================
Liabilities
  Line of credit        $ 88,000     $ 41,288       $ 26,467     $ 155,755
  Accounts payable and
    accrued liabilities    4,955          173             69         5,197
  Deferred revenue         2,506          336             72         2,914
  Accrued distributions    6,899            -              -         6,899
  Mortgage payable         3,059            -              -         3,059
                        --------------------------------------------------
     Total liabilities   105,419       41,797         26,608       173,824

Limited partners'
  capital interest        13,170          273         11,400        24,843

Partners' Capital
  General partner          5,244            -              -         5,244
  Limited partner        260,634            -              -       260,634
                        --------------------------------------------------
     Total partners'
       capital           265,878            -              -       265,878
                        --------------------------------------------------
  Total liabilities and
    partners' capital  $ 384,467     $ 42,070       $ 38,008     $ 464,545
                       ===================================================


See notes to pro forma combined financial information

                                               Sovran Acquisition Limited Partnership
                                            Pro Forma Combined Statement of Operations
                                             For the Three Months ended March 31, 1998
                                         (in thousands, except per unit data) (unaudited)


                               Sovran       18 Acquisitions     12 Acquisitions
                             Acquisition      Prior to           Subsequent to      10 Acquired                     Sovran
                              Limited       March 31, 1998      March 31, 1998      Facilities                    Acquisition
                             Partnership    Preacquisition         Previously      Incorporated      Pro Forma      Limited
                             Historical       Pro forma             Reported       by reference     Adjustments   Partnership
                              (Note 1)         (Note 4)             (Note 4)         (Note 4)         (Note 6)     Pro Forma
                            ---------------------------------------------------------------------------------------------------
Revenues:
  Rental income              $ 14,175          $   950             $  1,401          $  1,282        $      -      $ 17,808
  Interest and other income       200               28                   21                13               -           262
                            ---------------------------------------------------------------------------------------------------
     Total revenue             14,375              978                1,422             1,295               -        18,070

Expenses:
  Property operations and
    maintenance                 2,818              223                  286               303               -         3,630
  Real estate taxes             1,188               76                   87               144               -         1,495
  General and administrative      854               43                    -                 -              12 (a)       909
  Interest                      1,215              435                    -                 -           1,102 (b)     2,752
  Depreciation and
    amortization                2,097              146                    -                 -             405 (c)     2,648
                            -------------------------------------------------------------------------------------------------
     Total expenses             8,172              923                  373               447           1,519        11,434
                            -------------------------------------------------------------------------------------------------
Income before extraordinary
  item                          6,203               55                1,049              848           (1,519)        6,636
Extraordinary item - loss
  on extinguishment of debt      (350)               -                    -                -                -          (350)
                            -------------------------------------------------------------------------------------------------
Net income                   $  5,853          $    55             $  1,049          $   848         $ (1,519)     $  6,286
                            =================================================================================================






Earnings per unit before
  extraordinary item - basic $   0.49                                                                              $  0.50(d)
Extraordinary item              (0.03)                                                                               (0.02)
                             --------                                                                              -------
Earnings per unit - basic    $   0.46                                                                              $  0.48
                             ========                                                                              =======
Earnings per unit - diluted  $   0.46                                                                              $  0.47
                             ========                                                                              =======
Dividends declared per unit  $   0.54                                                                              $  0.54
                             ========                                                                              =======
Units used in basic per
  unit calculation         12,733,076                                                                           13,206,794



See notes to pro forma combined financial information


                               Sovran Acquisition Limited Partnership
                             Pro Forma Combined Statement of Operations
                                For the Year ended December 31, 1997
                          (in thousands, except per unit data) (unaudited)

                             Sovran
                           Acquisition       1997                                         Sovran
                            Limited      Acquisitions       1998                       Acquisition
                           Partnership  Preacquisition    40 Acquired     Pro Forma      Limited
                           Historical      Pro forma       Facilities    Adjustments   Partnership
                             (Note 1)       (Note 5)       Pro forma       (Note 5)     Pro Forma
                           -------------------------------------------------------------------------

Revenues:
  Rental income            $   48,584      $  4,680         $  16,758     $      -    $    70,022
  Interest and other income       770            51               263            -          1,084
                            ----------------------------------------------------------------------
     Total revenue             49,354         4,731            17,021            -         71,106

Expenses:
  Property operations and
    maintenance                 9,708         1,020             3,673            -        14,401
  Real estate taxes             3,955           397             1,376            -         5,728
  General and administrative    2,757            43                 -          178 (a)     2,978
  Interest                      2,166         1,001                 -        7,670 (b)    10,837
  Depreciation and
    amortization                7,005           737                 -        2,707 (c)    10,449
                            ---------------------------------------------------------------------
     Total expenses            25,591         3,198             5,049       10,555        44,393
                            ---------------------------------------------------------------------
Net income                 $   23,763      $  1,533         $  11,972     $(10,555)   $   26,713
                            =====================================================================
Earnings per unit - basic  $     1.97                                                 $    2.02 (d)
                  - diluted$     1.96                                                 $    2.01

Dividends declared
  per unit                 $     2.12                                                 $    2.12

Units used in basic per
  unit calculation         12,090,141                                                13,206,794

See notes to pro forma combined financial information

             Sovran Acquisition Limited Partnership
        Notes to Pro Forma Combined Financial Statements
               (in thousands, except per unit data)
                           (unaudited)


1.   Sovran Acquisition Limited Partnership Historical

The balance sheet and statement of operations as of and for the three months ended March 31, 1998 and the year ended December 31, 1997, include the accounts of Sovran Acquisition Limited Partnership (the "Operating Partnership"). Sovran Acquisition Limited Partnership is the entity through which Sovran Self Storage, Inc. (the "Company") conducts substantially all of the Company's business and owns substantially all of the Company's assets


2.   Balance Sheet - Pro Forma Adjustments - Previously Reported
     12 Facilities

These adjustments reflect the 12 acquisitions that occurred subsequent to March 31, 1998, that were reported in the Company's 8-K Report filed June 10, 1998 and 8-K/A Report filed April 17, 1998, and were not included in the Sovran Acquisition Limited Partnership Historical March 31, 1998 balance sheet. The cash portion of the purchase price is considered to be an increase in the amounts outstanding under the Operating Partnership's line of credit.


3.   Balance Sheet - Pro Forma Adjustments - 10 facilities

This adjustment reflects the acquisition of the 10 facilities detailed in Item 2 of this 8-K that have been purchased subsequent to March 31, 1998. The cash portion of the purchase price is considered to be an increase in the amounts outstanding under the Operating Partnership's line of credit. The partnership units issued in connection with certain of these facilities are recorded as limited partners' capital interest.


4.   Statement of Operations March 31, 1998

18 Acquisitions Prior to March 31, 1998
The statements of operations for the 18 acquisitions prior to March 31, 1998 reflect the results of operations for these facilities for the period not owned by the Operating Partnership during the three months ended March 31, 1998.

12 Acquisitions Subsequent to March 31, 1998 Reported in
Previous 8-K
The statements of operations for the 12 acquisitions subsequent to March 31, 1998 reflect the results of operations for these facilities for the period March 31, 1998 which are detailed in the Company's 8-K Report filed June 10, 1998 and 8-K/A Report filed April 17, 1998.

10 Acquired Facilities
The statements of operations for the 10 Acquired Facilities reflect the results of operations for these facilities for the three months ended March 31, 1998, which are reported in the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses incorporated by reference herein.

             Sovran Acquisition Limited Partnership
        Notes to Pro Forma Combined Financial Statements
               (in thousands, except per unit data)
                           (unaudited)


5.   Statement of Operations December 31, 1997

1997 Acquisitions Preacquisition Pro forma
The statements of operations for the 44 acquisitions prior to December 31, 1997 reflect the results of operations for these facilities for the period not owned by the Operating Partnership during the year ended December 31, 1997.

1998 40 Acquired Facilities
The statements of operations for the 40 Acquired Facilities reflect the results of operations for these facilities for the three months ended March 31, 1998, which are reported in the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included elsewhere herein (10 facilities) and in the Company's 8-K filed June 10, 1998 and 8-K/A filed
April 17, 1998.


6.   Pro Forma Adjustments - Statement of Operations

(a) To reflect an estimated increase in general and administrative expenses based on results subsequent to acquisition.

(b) To reflect interest expense on the line of credit utilized to fund the purchase of the acquired or acquisition facilities.

(c) To record additional depreciation expense related to the facilities based on a 39 year life.

(d) Pro forma earnings per unit calculated as if the units outstanding at March 31, 1998 plus the additional units issued in connection with the Acquired Facilities had been outstanding for the entire period presented.